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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    --------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                   MAY 8, 2001
                Date of Report (Date of Earliest Event Reported)

                                 KELLOGG COMPANY
             (Exact Name of Registrant as Specified in its Charter)


             DELAWARE                           1-4171                         38-0710690
 (State or other jurisdiction of       (Commission File Number)       (IRS Employer Identification
          incorporation)                                                         Number)



                               ONE KELLOGG SQUARE
                        BATTLE CREEK, MICHIGAN 49016-3599
               (Address of principal executive offices) (zip code)

                                 (616) 961-2000
              (Registrant's telephone number, including area code)



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ITEM 5            OTHER EVENTS

                  On May 8, 2001, Kellogg Company issued a press release recommending that its share owners not accept TRC Capital Corporation's mini-tender offer to purchase up to 12,500,000 shares of Kellogg common stock for an offer price of $24.45 per share.

                  The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.           EXHIBIT

 (c)              Exhibits.

        99.1        Press release, dated May 8, 2001, issued by Kellogg Company.




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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                       KELLOGG COMPANY


                                       By: /s/ Gary H. Pilnick
                                          ------------------------------
                                       Name:   Gary H. Pilnick
                                       Title:  Vice President
                                               Deputy General Counsel

Date:  May 8, 2001


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                                  EXHIBIT INDEX

99.1              Press release, dated May 8, 2001, issued by Kellogg Company.